                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                        THE ZWEIG TOTAL RETURN FUND, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                                                  April 24, 2000

DEAR SHAREHOLDER:

    You are cordially invited to attend the Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. (the "Fund") to be held on Monday, May 22, 2000, at 1:30 P.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York.

    The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement present proposals to be considered at the Annual Meeting.

    The Board of Directors recommends that you vote FOR the election to the Board of the two current Directors who are standing for re-election (Proposal
1), vote FOR the ratification of the Board's selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its 2000 fiscal year
(Proposal 2), and vote AGAINST the proposal pursuant to the Fund's Articles of Incorporation to convert the Fund to an open-end fund and to adopt an amendment and restatement of the Articles of Incorporation to effectuate the proposal (Proposal 3).

    This meeting will also give you an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

    We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                     MARTIN E. ZWEIG,
                                                  CHAIRMAN OF THE BOARD
                                                      AND PRESIDENT

                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2000

                              -------------------

TO THE SHAREHOLDERS:

    The Annual Meeting of Shareholders (the "Meeting") of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), will be held Monday, May 22, 2000, at 1:30 P.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy
Statement:

    1.  ELECT DIRECTORS:

       To vote upon the election of two Directors to serve until the Annual Meeting of Shareholders in 2003;

    2.  INDEPENDENT ACCOUNTANTS:

       To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 2000;

    3.  CONVERSION TO OPEN-END INVESTMENT COMPANY:

       To vote on a proposal pursuant to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company and to adopt an amendment and restatement of the Articles of Incorporation to effectuate the proposal; and

    4.  OTHER BUSINESS:

       To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on February 28, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors of
                                            The Zweig Total Return Fund, Inc.
                                                     MARTIN E. ZWEIG,
                                                  CHAIRMAN OF THE BOARD

New York, New York
April 24, 2000
--------------------------------------------------------------------------------

                                   IMPORTANT:
 YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A
 PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.
--------------------------------------------------------------------------------

                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2000

                              -------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Shareholders to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York on Monday, May 22, 2000, at 1:30 P.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 24, 2000.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed proxies that are unmarked will be voted (1) "for" the election of the two nominees of the Board of Directors as Directors of the Fund, (2) "for" the proposal to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 2000, and (3) "against" the proposal submitted for consideration pursuant to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company and to adopt amendments to the Articles of Incorporation to effectuate the proposal. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

    The election of Directors (Proposal 1) requires a plurality of the votes cast at the Meeting. The ratification of the selection of the independent accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting. The adoption of the proposal to convert the Fund to an open-end investment company (Proposal 3) requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on such proposal. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to Proposals 1 and 2, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. With respect to Proposal 3, the adoption of which requires the affirmative vote of a majority of the Fund's outstanding shares, an abstention or broker non-vote will have the effect of a vote "against" the matter.

    The Board of Directors of the Fund has fixed the close of business on February 28, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 90,600,166 shares of the Fund's common stock were outstanding. To the best of the Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund's common stock.

    The Annual Report of the Fund for the year ended December 31, 1999, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on February 28, 2000.

    The Fund will furnish, without charge, another copy of the Fund's December 31, 1999 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity

Planning Corp., 100 Bright Meadow Blvd., P.O. Box 2020, Enfield, Connecticut 06083-2200, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

    This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 24, 2000.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The members of the Board of Directors of the Fund are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2003). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

    The Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. The Fund's Nominating Committee consists of at least two Directors who are not "interested persons" (as defined in the Investment Company of 1940, as amended (the "1940 Act")) of the Fund or its investment adviser.

    Based on the recommendations made by the Fund's Nominating Committee at its meeting held in February 2000, the Board of Directors of the Fund has nominated Charles H. Brunie and James B. Rogers, Jr., who are presently Directors of the Fund, for re-election to the Board of the Fund, to each serve until the third succeeding Annual Meeting in 2003.

    Background information with respect to the current Directors appears below.

                                                                                            SHARES
                                                      BUSINESS EXPERIENCE                   OF FUND
      NAME, ADDRESS AND AGE(1)                     DURING THE PAST FIVE YEARS              OWNED(2)
      ------------------------                     --------------------------              --------
Martin E. Zweig* ....................  Chairman of the Board and President of the Fund     85,364(3)
  900 Third Avenue                       since 1988; President of Zweig Consulting LLC
  New York, New York 10022               (the "Sub-Adviser") and Phoenix-Zweig Trust;
  57                                     Chairman of the Board and President of The Zweig
                                         Fund, Inc. since 1986; Managing Director of
                                         Zweig-DiMenna Associates LLC; President of
                                         Zweig-DiMenna International Managers, Inc.,
                                         Zweig-DiMenna Associates, Inc. and Gotham Advi-
                                         sors, Inc.; Shareholder, Watermark
                                         Securities, Inc.; formerly President and
                                         Director of Zweig Total Return Advisors, Inc.
                                         and of Zweig Advisors Inc.; formerly Chairman of
                                         Zweig/Glaser Advisers and Euclid Advisors LLC;
                                         Member of the Undergraduate Executive Board of
                                         The Wharton School, University of Pennsylvania;
                                         Trustee of the Manhattan Institute.
Charles H. Brunie ...................  Director of the Fund since 1988; Director of The       14,346
  21 Elm Rock Road                     Zweig Fund, Inc. since 1998; Chairman Emeritus of
  Bronxville, NY 10708                   Oppenheimer Capital; Chairman Emeritus, Board of
  69                                     Trustees of the Manhattan Institute; Chartered
                                         Financial Analyst.

                                                                                            SHARES
                                                      BUSINESS EXPERIENCE                   OF FUND
      NAME, ADDRESS AND AGE(1)                     DURING THE PAST FIVE YEARS              OWNED(2)
      ------------------------                     --------------------------              --------
Elliot S. Jaffe .....................  Director of the Fund since 1988; Director of The        1,000
  30 Dunnigan Drive                    Zweig Fund, Inc. since 1988; Chairman and Chief
  Suffern, NY 10901                      Executive Officer of The Dress Barn, Inc.;
  73                                     Director of National Retail Federation; Director
                                         of Shearson Appreciation Fund; Director of
                                         Shearson Managed Governments, Inc.; Director of
                                         Shearson Income Trust; Director of Shearson
                                         Lehman Small Capitalization Fund; Director of
                                         Stamford Hospital Foundation; Member of the
                                         Board of Overseers of The School of Arts and
                                         Sciences, University of Pennsylvania; Trustee
                                         Teachers College, Columbia University.
Alden C. Olson ......................  Director of the Fund since 1996; Director of The        2,000
  2711 Ramparte Path                   Zweig Fund, Inc. since 1996; Chartered Financial
  Holt, Michigan 48842                   Analyst; formerly Director of First National
  71                                     Bank of Michigan; formerly Professor of
                                         Financial Management, Investments at Michigan
                                         State University.
James B. Rogers, Jr .................  Director of the Fund since 1988; Director of The        1,563
  352 Riverside Drive                  Zweig Fund, Inc. since 1986; Private Investor;
  New York, NY 10025                     Chairman of Beeland Interests; Regular
  57                                     Commentator on CNBC; Author of "Investment
                                         Biker: On the Road with Jim Rogers"; Director of
                                         Emerging Markets Brewery Fund; Director of Levco
                                         Series Trust; Sometimes Visiting Professor at
                                         Columbia University; Columnist for WORTH
                                         Magazine.
Anthony M. Santomero ................  Director of the Fund since 1988; Director of The        2,000
  Steinberg-Dietrich Hall              Zweig Fund, Inc. since 1986; Richard K. Mellon
  Wharton School                         Professor of Finance, The Wharton School,
  University of Pennsylvania             University of Pennsylvania; Director of Wharton
  Philadelphia, PA 19104                 Financial Institution Center; Trustee of
  53                                     Blackrock Funds; formerly Director of Municipal
                                         Fund for New York Investors; formerly Director
                                         of Municipal Fund for California Investors;
                                         formerly Trustee of Compass Capital Funds.

---------
    * Director considered to be an "Interested Person," as that term is defined in the 1940 Act. Dr. Zweig is considered an interested person of the Fund because, among other things, he is an officer of the Fund. On March 1, 1999, the shareholders of Zweig Total Return Advisors, Inc. (which was then the Fund's investment adviser) sold their shares of common stock in such adviser to Phoenix Investment Partners, Ltd. ("Phoenix"), a large, diversified financial services organization which is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company. In such transaction, Dr. Zweig sold 50.853 shares of the common stock of Zweig Total Return Advisors, Inc., representing 50.853% of such adviser's outstanding common stock, to Phoenix for the aggregate sum of $10,143,036.00 (without giving effect to certain contingent payments).

    (1) The terms of the Directors who are not nominees at the current annual meeting are: Professors Olson and Santomero and Dr. Zweig who will continue in office until the annual meeting in 2001 and Mr. Jaffe who will continue in office until the annual meeting in 2002.

    (2) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and reflects ownership as of January 1, 2000. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him. Fractional shares are rounded off to the nearest whole share. The Directors and officers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

    (3) Includes 914 shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.

COMPENSATION OF DIRECTORS AND OFFICERS

    During the year ended December 31, 1999, the Fund paid Directors' fees aggregating $92,000 to the Directors who were not interested persons of the Fund or its investment adviser. The Fund pays each Director who is not an interested person of the Fund or its investment adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. The Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

    Set forth below is the compensation paid by the Fund and The Zweig Fund, Inc. to current Directors for the year ended December 31, 1999. The Fund does not pay any pension or retirement benefits to its Directors.

                                                        AGGREGATE
                                                       COMPENSATION       TOTAL COMPENSATION FROM
                                                         FROM THE         THE FUND AND THE ZWEIG
                   DIRECTORS                               FUND                 FUND, INC.
                   ---------                           ------------       -----------------------
Charles H. Brunie...............................         $16,000                  $32,000
Elliot S. Jaffe............................... .         $19,000                  $38,000
Alden C. Olson................................ .         $19,000                  $38,000
James B. Rogers, Jr........................... .         $17,500                  $35,000
Anthony M. Santomero.......................... .         $20,500                  $41,000

    Jeffrey Lazar, Executive Vice President and Treasurer of the Fund, and Christopher Capano, Vice President and Assistant Treasurer of the Fund, are the only executive officers of the Fund not disclosed in the above listing of Directors. Mr. Lazar has been an officer of the Fund since its inception in 1988. Mr. Lazar is 40 years old and was, on January 1, 2000, the beneficial owner of 3,173 shares of the common stock of the Fund, of which 502 shares are owned through his individual retirement account. Mr. Lazar is Senior Vice President of Zweig/Glaser Advisers LLC (the "Adviser"). Mr. Capano has worked for the Adviser and its affiliates since 1994 and has been an officer of the Fund since 1996. Mr. Capano is 32 years old and was, on January 1, 2000, the beneficial owner of 58 shares of the common stock of the Fund.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

    The Fund's Board of Directors has a standing Audit Committee, which consists of Messrs. Jaffe, Olson and Santomero, each of whom is not an interested person of the Fund. The Audit Committee's primary functions include recommending the Fund's independent accountants for selection by the Board and ratification by the shareholders and reviewing the scope of the annual audit conducted by such accountants.

    Messrs. Brunie, Rogers and Santomero, each of whom is not an interested person of the Fund, are members of the Nominating Committee of the Board of Directors of the Fund. The Fund's Nominating Committee considers candidates for election to fill vacancies on the Board of Directors, and will consider recommendations from shareholders for possible nominees. Such recommendations should be accompanied by a biography of the recommended candidate and should be submitted to the Secretary of the Fund. The Fund has no standing compensation committee.

    The Board of Directors of the Fund held four meetings during the year ended December 31, 1999, and also held one meeting in February 2000. The Fund's Nominating Committee held one meeting during the year ended December 31, 1999 and met in advance of the February 2000 Board meeting, at which time the Nominating Committee recommended the nominees for re-election to the Board. The Fund's Audit Committee held two meetings during the year ended December 31, 1999 and one meeting in February 2000. Each of the nominees and each of the Directors whose terms will continue after the forthcoming annual meeting attended at least 75% of the total number of Board meetings and his respective committee meetings held during the 1999 year.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE NOMINEES.

                                   PROPOSAL 2
                          RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

    At the recommendation of the Audit Committee of the Fund, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Fund for the year ending December 31, 2000. Pursuant to the provisions of the 1940 Act, this selection is subject to the right of the Fund's shareholders, by vote of a majority of the outstanding voting securities of such Fund (which is defined in the 1940 Act to mean the lesser of either (a) the vote of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of the Fund) at any meeting called for the purpose of voting on such action, to terminate such employment immediately without penalty. The Board's selection is submitted to the shareholders for ratification or rejection.

    Services performed by PricewaterhouseCoopers LLP during the most recent year included audit of the financial statements of the Fund and services related to filings with the Securities and Exchange Commission. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

    A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders. Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast at the Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.

                                   PROPOSAL 3
          PROPOSAL PURSUANT TO THE FUND'S ARTICLES OF INCORPORATION TO
          CONVERT THE FUND FROM A CLOSED-END INVESTMENT COMPANY TO AN
           OPEN-END INVESTMENT COMPANY AND TO ADOPT AN AMENDMENT AND
         RESTATEMENT OF THE ARTICLES OF INCORPORATION TO EFFECTUATE THE
                              CONVERSION PROPOSAL

I. BACKGROUND OF THE PROPOSAL

    The Fund has operated as a closed-end management investment company since it began operations in September 1988. As a closed-end fund, the Fund's shares are bought and sold in the securities markets at prevailing prices, which may be equal to, less than, or greater than its net asset value. The Fund's Articles of Incorporation provide that, if during any fiscal quarter beginning on or after January 1, 1990, the Fund's shares trade, on the principal securities exchange on which they are traded, at an average discount from net asset value of 10% or more (determined on the basis of the discount as of the end of the last trading day in each week during such quarter), the Fund generally is required to submit to shareholders within 60 days after the end of such quarter, a proposal to convert the Fund to an open-end investment company (the "Conversion Proposal") and amendments to the Fund's Articles of Incorporation required to effectuate the Conversion Proposal. Approval of the Conversion Proposal would require the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on the proposal. During the fiscal quarter ended March 31, 2000, the Fund's shares traded at an average discount from net asset value of 15%, determined in accordance with the provisions of the Fund's Articles of Incorporation. Accordingly, the Fund is required to submit the Conversion Proposal and amendments to the Fund's Articles of Incorporation required to effectuate such proposal for shareholders' consideration.

    FOR THE REASONS DISCUSSED BELOW, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE CONVERSION PROPOSAL AND ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO EFFECTUATE THE CONVERSION PROPOSAL.

    At a meeting held on March 22, 2000, the Fund's Board of Directors considered whether or not to recommend to shareholders that the Conversion Proposal be approved. At the meeting, the Board reviewed information respecting the potential advantages and disadvantages of operating as an open-end fund, the Fund's performance to date as a closed-end fund, the historical relationship between the market price of its shares and their net asset value, and the possible effects of conversion on the Fund.

    The Board believes that conversion to an open-end investment company could expose the Fund to the risk of a possible loss of economies of scale and an increase in the Fund's expenses as a percentage of net asset value if there is a substantial reduction in its size, as described in "Potential Open-End Fund Disadvantages and/or Closed-End Fund Advantages" below. The Board believes that conversion also presents the possibility that the functioning of the Fund's portfolio management and its investment performance, as described under "Impact on Portfolio Management" below, could be adversely affected.


    The Board took into account the fact that conversion would eliminate the possibility of the Fund's shares ever trading at a discount to net asset value and the likelihood that, if the Fund were open-ended, shareholders could realize a short-term gain. The Board also took note, however, that from the Fund's commencement of operations through February 29, 2000, the Fund's shares have typically traded at a premium, and, notwithstanding the more recent discounts, the shares have, during that period, traded at an average premium (based on an averaging of month-end premiums and discounts) of 4.5%. This premium compares favorably to the average discount during the same period of 5.9% and 1.9%, respectively, of closed-end equity funds (excluding international equity funds) and closed-end fixed income funds (excluding municipal funds). The graph on the next page reflects the changes in premiums and discounts at which the Fund's shares traded from the Fund's commencement of operations through February 29, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ZWEIG TOTAL
RETURN FUND
HISTORICAL PREMIUM/
(DISCOUNT)

          PREMIUM/ (DISCOUNT)
          MARKET PRICE / NAV
8/31/88
9/30/88                  7.5%
10/31/88                 7.9%
11/30/88                 1.5%
12/31/88                -1.3%
1/31/89                  2.8%
2/28/89                 -1.0%
3/31/89                 -3.9%
4/30/89                 -2.4%
5/31/89                 -1.1%
6/30/89                 -0.6%
7/31/89                 -1.9%
8/31/89                  0.5%
9/30/89                 -4.2%
10/31/89                 1.9%
11/30/89                 2.9%
12/31/89                 1.7%
1/31/90                  4.7%
2/28/90                  5.2%
3/31/90                  2.3%
4/30/90                  3.7%
5/31/90                 -0.3%
6/30/90                 -0.3%
7/31/90                 -0.2%
8/31/90                 -1.5%
9/30/90                 -4.7%
10/31/90                -6.1%
11/30/90                -4.2%
12/31/90                -4.4%
1/31/91                 -1.0%
2/28/91                  0.8%
3/31/91                 -0.3%
4/30/91                  4.2%
5/31/91                  3.6%
6/30/91                  7.8%
7/31/91                  4.4%
8/31/91                  7.4%
9/30/91                  8.7%
10/31/91                 8.6%
11/30/91                11.1%
12/31/91                 8.5%
1/31/92                 12.8%
2/29/92                  7.6%
3/31/92                 12.9%
4/30/92                 15.0%
5/31/92                 12.5%
6/30/92                  8.2%
7/31/92                 14.9%
8/31/92                 12.1%
9/30/92                 11.8%
10/31/92                10.9%
11/30/92                12.1%
12/31/92                10.4%
1/31/93                 13.4%
2/28/93                 13.5%
3/31/93                 14.6%
4/30/93                 13.9%
5/31/93                 10.6%
6/30/93                 14.6%
7/31/93                 14.6%
8/31/93                 13.5%
9/30/93                 13.4%
10/31/93                14.8%
11/30/93                18.0%
12/31/93                18.0%
1/31/94                 15.9%
2/28/94                 16.2%
3/31/94                  7.5%
4/30/94                  7.4%
5/31/94                 10.0%
6/30/94                 10.3%
7/31/94                  7.0%
8/31/94                  4.2%
9/30/94                  2.9%
10/31/94                 1.9%
11/30/94                 1.5%
12/31/94                -1.4%
1/31/95                  3.3%
2/28/95                  5.2%
3/31/95                  3.5%
4/30/95                  3.3%
5/31/95                  0.6%
6/30/95                  1.7%
7/31/95                  4.8%
8/31/95                  1.7%
9/30/95                  1.5%
10/31/95                 2.1%
11/30/95                 2.5%
12/31/95                -1.5%
1/31/96                  2.8%
2/29/96                  5.0%
3/31/96                  4.1%
4/30/96                  3.3%
5/31/96                  4.3%
6/30/96                  3.2%
7/31/96                  3.3%
8/31/96                  4.8%
9/30/96                  4.2%
10/31/96                 3.3%
11/30/96                 1.3%
12/31/96                -3.5%
1/31/97                 -0.7%
2/28/97                  2.9%
3/31/97                  3.5%
4/30/97                  5.8%
5/31/97                  5.6%
6/30/97                  6.0%
7/31/97                  3.3%
8/31/97                  6.9%
9/30/97                  5.0%
10/31/97                 9.3%
11/30/97                11.2%
12/31/97                 9.6%
1/31/98                 10.8%
2/28/98                  8.7%
3/31/98                  8.8%
4/30/98                 -1.4%
5/31/98                 -1.2%
6/30/98                  2.1%
7/31/98                  5.8%
8/31/98                  2.5%
9/30/98                  4.8%
10/31/98                 4.2%
11/30/98                 6.8%
12/31/98                 5.3%
1/31/99                  2.6%
2/28/99                  1.5%
3/31/99                  1.5%
4/30/99                  0.5%
5/31/99                  4.8%
6/30/99                  4.4%
7/31/99                  6.0%
8/31/99                  7.0%
9/30/99                  4.4%
10/31/99                -6.8%
11/30/99               -10.1%
12/31/99               -17.6%
1/31/00                -15.8%
2/29/00                -19.4%

    In addition, the Adviser furnished information to the Board demonstrating that during the last three months of 1999 and the first two months of this year, the Fund and all but a few other U.S. exchange-traded closed-end equity and fixed income funds experienced substantial erosion of their market premiums and/or a widening of their market discounts. In the Adviser's view, this phenomenon is attributable in large part to the current shift in investor sentiment away from value stocks in favor of technology stocks and a prolonged period of falling prices in the bond market. A reversal in these trends could, in the Adviser's view, result in a diminution of the market discount at which the Fund's shares currently trade.

    At this time the Board does not believe that eliminating the possibility of a discount justifies the risk of reduced size, increases in the Fund's expense ratio and potential adverse effect on its investment performance that conversion would entail. Accordingly, the Board, including all of the independent directors, does not believe that conversion of the Fund to an open-end investment company is in the best interests of the Fund and its shareholders.

    If the Conversion Proposal is not approved by shareholders, the Fund would continue as a closed-end investment company, and the Board will continue to monitor the market discount from net asset value, if any, at which the Fund's shares trade and will consider whether any other action should be taken with respect to such discount. The Board will continue to have the right to consider, as it has in the past, repurchases of the Fund's shares on the open market or tender offers to the Fund's shareholders when the shares are trading at a discount from net asset value. The Fund cannot predict whether any open market repurchases or tender offer purchases of its shares made while the Fund is a closed-end investment company would decrease the discount from net asset value. To the extent that because of open market repurchases or tender offer purchases or otherwise, the average discount from net asset value is decreased below 10% for a fiscal quarter, the Fund would not be required to submit to its shareholders the Conversion Proposal with respect to such quarter.

    If the Fund's shares continue to trade at an average discount of 10% or more from net asset value during a subsequent quarter as determined in accordance with the Fund's Articles of Incorporation, the Board of Directors and the Fund's shareholders will again have an opportunity to consider converting the Fund to an open-end fund. Pursuant to the Articles of Incorporation, a subsequent Conversion Proposal, with respect to such quarter, and related charter amendments that can be approved by the affirmative vote of a majority of the outstanding shares of the Fund would be required to be submitted to shareholders. The Articles of Incorporation provide, however, that a Conversion Proposal need not be submitted to shareholders with respect to a quarter if a Conversion Proposal was submitted to shareholders with respect to the immediately preceding quarter.

    Certain of the factors considered by the Board in making its recommendation are discussed in more detail below.

II. ADVANTAGES AND DISADVANTAGES OF CONVERSION PROPOSAL

    The Fund is currently a closed-end fund. As such, it neither redeems its outstanding shares of stock nor continuously offers new stock for sale; thus, it operates with a relatively fixed capitalization. The Fund's shares of stock are traded on the New York Stock Exchange (the "NYSE"). Open-end funds (also known as "mutual funds") issue redeemable shares entitling stockholders to tender for their proportionate share of a fund's net asset value. Also, open-end funds generally issue new shares at the fund's net asset value.

    POTENTIAL OPEN-END FUND ADVANTAGES AND/OR CLOSED-END FUND DISADVANTAGES

    (1) REDEEMABILITY OF SHARES; ELIMINATION OF DISCOUNT. Shareholders of an open-end fund have the right to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act) at the net asset value of such shares (less any applicable redemption charges), and such redemption payment must be made within 7 days. The ability to obtain net asset value for their shares will constitute an immediate significant benefit to shareholders of the Fund to the extent that shares are trading at a discount to net asset value.

    (2) SHAREHOLDER SERVICES. Open-end funds typically provide more services to stockholders than closed-end funds. One service that is frequently offered by open-end funds is an exchange privilege which enables shareholders to transfer their investment from one fund into another fund which is part of a family of open-end funds, at little or no cost to the shareholders. This permits the exchange of shares at relative net asset value when the holder's investment objectives change. Other services that could be offered include use of the Fund for retirement plans and permitting purchases and sales of shares in convenient amounts. There are, of course, additional costs for these services, some of which might need to be borne by the Fund, which must be weighed against the anticipated benefit of the particular service. There can be no assurance that any such services would be made available if the Conversion Proposal were approved.

    (3) RAISING CAPITAL. A closed-end fund trading at a discount may not be able to raise capital through share sales (other than through a rights offering) when it believes further investment would be advantageous, because the 1940 Act restricts the ability of a closed-end fund to sell its shares at a price below net asset value. Open-end funds, on the other hand, are priced at net asset value and therefore can sell additional shares at any time. This ability to raise new money can achieve greater economies of scale and improve investment management although, as noted below, this may not occur at the most opportune times.

    (4) ELIMINATION OF ANNUAL SHAREHOLDER MEETINGS. As a closed-end fund listed on the NYSE, the Fund is subject to NYSE rules requiring annual meetings of stockholders. Unlike the Fund, open-end funds are not required to hold annual shareholder meetings, except in special circumstances where shareholder approval is required under the 1940 Act. However, pursuant to the Fund's charter, as discussed under "Measures to be Adopted in the Event the Fund Becomes an Open-End Fund" below, if the Conversion Proposal were approved, the Fund may operate as an open-end fund with a classified board, and, notwithstanding the conversion to open-end status, annual shareholder meetings may, therefore, continue to be held because declassifying the Board requires an affirmative vote of 75% of the outstanding shares of the Fund.

    POTENTIAL OPEN-END FUND DISADVANTAGES AND/OR CLOSED END FUND ADVANTAGES

    (1) IMPACT ON PORTFOLIO MANAGEMENT. While closed-end funds can be fully invested, open-end funds are subject to periodic inflows and outflows of cash that can complicate portfolio management. In particular, open-end funds may be subject to pressure to sell portfolio securities at disadvantageous times in order to satisfy redemption requests. In addition, open-end funds may be limited in their ability to invest 100% of the fund's assets in portfolio securities because of the need to maintain cash reserves to provide for shareholder redemptions in uncertain amounts. The level of redemptions may be particularly high immediately following conversion to open-end status and therefore, initially, the cash reserves may have to be substantial. It is not expected, however, that the inability of an open-end fund to be fully invested would necessarily hinder the Adviser's ability to manage the Fund in the future because the Fund has, from time to time, maintained substantial cash positions.

    Also, although open-end funds generally maintain that their ability to sell shares at any time (resulting from their being priced at net asset value) produces efficiencies, others have suggested that large net purchases often occur around market highs and net redemptions around market lows, inopportune times to invest or liquidate portfolio positions, respectively. In a falling market situation, for example, redemptions increase and liquidations in the open-end fund portfolio must increase to meet those redemptions. In the event temporary investments and borrowings are exhausted, the result may be that the more liquid blue chip securities will be sold, leaving the open-end fund with the less-liquid securities in the fund's portfolio which are not as well suited to meeting future redemptions or changes in investment strategy. If the Fund were to convert to an open-end fund, the Fund could be impacted accordingly.

    (2) EFFECT OF REDEMPTIONS. Substantial redemptions could result in an increase in the Fund's expense ratio. In particular, a reduction in size of the Fund would result in the fixed expenses of the Fund being spread over a smaller asset base, thereby increasing the per-share effect of those expenses. Significant redemptions could also increase the Fund's portfolio turnover rate above its normal levels, thereby increasing Fund expenses. Net redemptions are probable immediately after open-ending the Fund, although the redemption fee mentioned below may reduce the number of redemptions that would otherwise occur. While the Fund's portfolio securities are sufficiently liquid to satisfy anticipated levels of redemption upon conversion without impeding the Adviser's management of the Fund in the long term as an open-end fund, continuous redemptions could potentially restrict the Adviser's ability to choose investments purely in accordance with the Fund's investment strategy. Redemption requests could, for example, require the Fund's liquidation of a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

    Additionally, redemptions would result in increased brokerage expense and increased recognition of taxable gains and losses. These redemptions could reduce the Fund to a smaller size than is economically viable. If the Fund decreased in size, the expense ratio may increase because the cost of many services may remain the same although the size of the Fund will have decreased. Of course, if the size of the Fund increases, the Fund's expense ratio may be reduced.

    (3) DISTRIBUTION COSTS. If the Fund converts to open-end status, it will need to have an effective distribution system in place in order to avoid erosion in its asset base through redemptions. The distribution and marketing of open-end funds involve additional costs. These costs may be paid either by purchasers (in the case of a front-end sales charge) or by current shareholders (in the case of a plan of distribution adopted under Rule 12b-1 (a "12b-1 Plan"), which would require approval by shareholders). In the event that the Conversion Proposal is approved by shareholders, it is expected that the Board would consider the implementation of a 12b-1 Plan providing for payments by the Fund at an annual rate of .25% of the Fund's average net assets. Redemption fees and contingent deferred sales charges may also be employed.

    (4) ADDITIONAL COSTS OF OPERATING AN OPEN-END FUND. Open-end funds are generally more expensive to operate and administer than closed-end funds. The Fund's per-share expense ratio would substantially increase for the reasons mentioned above under "Effect of Redemptions" and "Distribution Costs" and the fact that transfer agency expenses are generally higher for an open-end fund. In the event the Fund's assets remain unchanged, and assuming a Rule 12b-1 fee of
 .25% and
transfer agent expenses commensurate with those of other Phoenix funds, it is estimated that the Fund's per-share expense ratio would increase from its current level of .97% to 1.44% and, assuming the same distribution and transfer agent expenses, in the event of a 30%, 50% or 60% decrease in average net assets, the Fund's per-share expense ratio would increase to 1.46%, 1.49% and 1.51%, respectively.

    (5) TAXES. If the Fund were to experience substantial redemptions of its shares following the conversion to an open-end investment company, it would likely be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. Any sale of portfolio securities effected to fund redemption obligations would be a taxable transaction.

    (6) AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. Open-end fund dividend reinvestment plans typically provide for the reinvestment of income, dividends and capital gains distributions in shares of the fund at net asset value. In contrast, as a closed-end investment company, the Fund's current Plan permits shareholders to elect to reinvest their distributions on a different basis than would be the case if the Fund was an open-end investment company. Currently, if the Directors declare a distribution payable either in shares or in cash, as shareholders may have elected, then participants in the Plan will receive the equivalent of shares determined as follows: when Fund shares are trading at or above net asset value on the record date for the distribution, participants will be issued shares at the higher of their net asset value or 95% of their market value. If Fund shares are trading at a discount from net asset value at such time, or if the Fund should declare a distribution payable only in cash, the agent for the participants will buy shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account. This permits a reinvesting shareholder to benefit from the agent's purchase of additional shares at a discount. However, if before the agent for the participants completes its purchases, the market price exceeds the net asset value of the shares, the agent is permitted to cease purchasing the shares in the open market and the Fund may issue the remaining shares at a price equal to the higher of net asset value or 95% of the then market price. Thus, reinvesting shareholders are issued shares at the higher of net asset value or 95% of the market price. This is an advantage that is not offered by open-end investment companies where distributions are reinvested at net asset value. Consequently, participants in the Plan would lose the compounding benefit of reinvesting their distributions at a price below net asset value (when Fund shares are trading at a discount) and, thereby, the opportunity to realize a profit (to the extent that Fund shares subsequently trade at a lower discount or at a premium). The positive result of reinvesting at a price below net asset value can be significant, particularly given the compounding effect over time.

    (7) CAPITAL GAINS. The treatment of capital gains required under U.S. tax law could be very onerous to non-redeeming shareholders in the event of the Fund's conversion to an open-end fund. To raise cash to satisfy redeeming shareholders, the Fund may be required to sell portfolio securities to satisfy redemption requests. If the Fund's basis in the portfolio securities sold is less than the sale price obtained, net capital gain may be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain realized by closed-end and open-end funds unless the fund distributes net capital gain to all shareholders, in which case the shareholders would be subject to tax on such gain. In the event of the Fund's conversion to an open-end fund, two negative results may occur: first, because the Fund would sell securities, non-redeeming shareholders would recognize a greater amount of capital gain than would be the case if the Fund held such securities; and, second, to make the capital gains distribution necessary to avoid capital gain recognition by the Fund, the Fund may need to sell additional portfolio securities, thereby reducing further the size of the Fund and, possibly, creating additional capital gain.

    (8) CONVERSION COSTS. The process of converting the Fund to an open-end fund would involve substantial printing, legal, other professional costs and other expenses of establishing a new structure. These costs, many of which would be non-recurring, include costs associated with the preparation of a registration statement and prospectus as required by federal securities laws and the payment of fees in connection with notice filings under state securities laws. The Fund estimates that these costs, which would be paid by the Fund, would be at least $300,000, representing approximately .04% of the Fund's current net asset value.

    (9) DELISTING FROM NEW YORK STOCK EXCHANGE. The Fund's shares are currently listed on the NYSE. It is believed in some investment circles that a fund listing on a U.S. stock exchange, and in particular the NYSE, is an asset, especially in terms of attracting non-U.S. investors. In addition, certain investors, such as pension funds, have internal restrictions on the amount of their portfolio which can be invested in non-listed securities. Due to their redemption features, open-end funds are not traded on exchanges. Conversion to an open-end fund would require immediate de-listing of the Fund from the NYSE, and thus the advantage of being a closed-end fund would be lost.

    The Fund is currently exempt from state securities regulation because of its NYSE listing. Upon delisting, the Fund would be required to make state registration filings and pay state fees. The Fund will thus save the annual NYSE fee of $78,000, but will as a result of de-listing have to pay the state blue sky fees, which could range from $30,000 to $50,000 annually, depending on the channel of distribution of the Fund's shares.

III. MEASURES TO BE ADOPTED IN THE EVENT THE FUND BECOMES AN OPEN-END FUND

    If Proposal Three is approved by the shareholders, the Board of Directors will convene and consider the method and time period for the conversion of the Fund into an open-end investment company. It is contemplated that among the matters the Board of Directors would proceed to consider would be fixing the rate and period of application of any redemption fee as authorized by the Articles of Amendment and Restatement and referred to in the description of Proposal Three. This redemption fee would be similar to that imposed by other funds which have converted into open-end funds and is a method of reducing the number of immediate redemptions and offsetting the cost of liquidations. The Board would also consider whether to pay for redeemed shares partly or entirely in securities. In addition, the Board would need to consider the details of the system for the classification and distribution of the Fund's shares, including the approval of an appropriate distribution contract for the distribution of the Fund's shares to become effective upon the Fund's conversion to an open-end investment company.

    Certain aspects of the operation of the Fund subsequent to its conversion to open-end form would have to be approved by the Fund' shareholders, and it is expected that a special meeting of shareholders would be scheduled for that purpose as soon as practicable. These matters would include considering making any changes in the Fund's investment management agreement considered appropriate for an open-end fund, and considering the adoption of a Rule 12b-1 Plan consistent with the system selected by the Board of Directors for future distribution of the Fund's shares. Additionally, the Fund's Charter would be proposed to be amended to declassify the Board of Directors. Currently, the Fund's Articles of Incorporation provide that the Board of Directors be divided into three classes of Directors. Each Director serves for three years with one class being elected each year (each such election requiring a meeting of shareholders.) The classified Board which could be viewed as an "anti-takeover" measure, would not be typical of an open-end fund. Unlike the vote required to approve Proposal Three, which is a majority of the outstanding shares of the Fund, the affirmative vote of at least 75% of the outstanding shares of the Fund is required to declassify the Fund's Board. Consequently, if Proposal Three is approved, the Fund would operate as an open-end Fund with a classified Board and annual shareholder meetings would be required to be held, unless the Fund's Charter is subsequently amended to declassify the Board.

    Furthermore, in order to reduce administrative burdens incurred in monitoring numerous small accounts, it is expected that the Fund would adopt requirements that an initial investment in Fund shares be in a minimum amount.

    If Proposal Three is approved by the shareholders, the Fund will file, at the time described below, Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland, which are in the form approved by the Board of Directors at their meeting on March 22, 2000, and change the Fund's subclassification under the 1940 Act from a closed-end investment company to an open end investment company. A copy of the Articles of Amendment and Restatement (marked to reflect changes from the current Articles of Incorporation) is attached hereto as Exhibit A.

    Under Maryland law and the Articles of Amendment and Restatement, the Board of Directors would have the authority to increase the number of shares of any class, to reclassify issued and unissued shares and to authorize the issuance of additional classes of stock, in each case without the consent of shareholders. The Articles of Amendment and Restatement would amend the current Articles of Incorporation to: provide for class voting provisions (shareholders will generally continue to have one vote on each matter submitted for their vote if the Fund converts to open-end form); provide that the Fund's outstanding common stock will be redeemable at the option of the shareholders; give the Board the right to set standards for redemption (including the ability to impose redemption or other charges, and to apply such charges to redemptions of shares existing at the time the Articles of Amendment and Restatement become effective without applying similar charges to other shares of the same class or other classes); permit the Board to redeem the shares of a shareholder under various circumstances (including if the net asset value of the shares held by any shareholder is less than a minimum amount); and permit the Board to accomplish the automatic conversion of one class of shares into another class of shares in the context of a multiple class structure. Furthermore, under the Articles of Amendment and Restatement, the provision requiring submission to shareholders of the Conversion Proposal in the event the Fund's shares trade at an average discount from their net asset value of 10% or more for any fiscal quarter, would be deleted (since that provision would be superfluous once the Fund becomes open-ended). Another provision relating to open-ending (Article VIII(1)), which would also become superfluous upon approval of the Conversion Proposal, and various other provisions of the Fund's Articles of Incorporation that may be described as "anti-takeover" provisions are not submitted for amendment because the Board has determined that such submission is not necessary at this time and because such amendments would require approval by the affirmative vote of 75% of the outstanding shares of the Fund. The "anti-takeover" provisions, the retention of which would not be particularly desirable for an open-end fund, include provisions with respect to (i) a classified Board of Directors, (ii) limiting the number of directors and their removal, and (iii) mergers, major asset sales and dissolution.

    The Articles of Amendment and Restatement would not be filed until the Fund's registration statement under the Securities Act of 1933, as amended, covering the offering of shares of the Fund and appropriate state securities law qualifications had become effective. Preparation of the registration statement would commence shortly after the adoption of the Conversion Proposal, and the registration statement would be filed as soon as practicable, which should be before the date of the special shareholders meeting. The Articles of Amendment and Restatement would become effective at the time the conversion is implemented.

    For the foregoing reasons, the Board of Directors believes that, notwithstanding the benefit which those shareholders who would wish to redeem their shares over the short term would derive from open-ending the Fund, on balance it would be in the best interests of the Fund and its shareholders for the Fund to remain a closed-end fund at this time.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE CONVERSION OF THE FUND TO AN OPEN-END INVESTMENT COMPANY AND THE AMENDMENT AND RESTATEMENT
    OF THE ARTICLES OF INCORPORATION TO EFFECTUATE THE CONVERSION PROPOSAL.

               INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

    Zweig/Glaser Advisers LLC (the "Adviser") serves as the Fund's investment adviser. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd. ("Phoenix"), a large, diversified financial services organization which is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company.

    Phoenix Equity Planning Corp. (the "Administrator") serves as the Fund's administrator. The Administrator's principal business office is located at 100 Bright Meadow Blvd., P.O. Box 2020, Enfield, Connecticut 06083-2200. All of the Administrator's outstanding equity interests are owned by Phoenix.

    Zweig Consulting LLC, which serves as the Fund's sub-adviser, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. Dr. Zweig is the President and principal owner of the Sub-Adviser. The Sub-Adviser's fees are paid by the Adviser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires, among other persons, the officers and Directors of the Fund and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Fund with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish the Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, the Fund believes that, during the year ended December 31, 1999, there was compliance with all Section 16(a) reporting requirements applicable to its reporting persons.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    The Board of Directors knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

    The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser.

VOTE REQUIRED

    The election of Directors (Proposal 1) requires a plurality of the votes cast at the Meeting. The ratification of the selection of the independent accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting. The adoption of the proposal to convert the Fund to an open-end investment company (Proposal 3) requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on the proposal. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to Proposals 1 and 2, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. With respect to Proposal 3, the adoption of which requires the affirmative vote of a majority of the Fund's outstanding shares, an abstention or broker non-vote will have the effect of a vote "against" the matter. It is anticipated that votes will be tabulated by State Street Bank & Trust Company, the Fund's transfer agent.

PROPOSALS FOR 2001 MEETING

    Any proposals of shareholders that are intended to be presented at the Fund's 2001 Annual Meeting of Shareholders must be received at the Fund's principal executive offices no later than December 26, 2000, and must comply with all other legal requirements in order to be included in such Fund's proxy statement and form of proxy for that meeting.

New York, New York                                 By Order of the Board of Directors of
April 24, 2000                                      The Zweig Total Return Fund, Inc.
                                                             MARTIN E. ZWEIG,
                                                           CHAIRMAN OF THE BOARD

                                   EXHIBIT A

     [Marked to reflect changes from the Fund's Articles of Incorporation]



     ARTICLES OF <#>INCORPORATIONOFTHE</#> <*>AMENDMENT AND RESTATEMENT</*>
                                   <*>OF</*>
                       THE ZWEIG TOTAL RETURN FUND, INC.



    <*>The Zweig Total Return Fund, Inc., a Maryland corporation, having its principal office in Maryland in Baltimore City (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:</*>



    <*>FIRST: The Charter of the Corporation is amended and as so amended is restated in its entirety by striking out Articles I through X and inserting in lieu thereof the following:</*>


                                   ARTICLE I


The undersigned, Stuart B. Panish, whose post office address is 575 Madison Avenue, New York, New York 10022<*>,</*> being at least eighteen (18) years of age does hereby act as an incorporator and form a corporation under and by virtue of the Maryland General Corporation Law.


                                   ARTICLE II
                                      NAME

    The name of the corporation (herein referred to as the "Corporation") is The Zweig Total Return Fund, Inc.

                                  ARTICLE III
                              PURPOSES AND POWERS

    The Corporation is formed for the following purposes:

    (1) To conduct, operate and carry on the business of an investment company.

    (2) To hold, invest and reinvest its assets in securities, commodities and other investments or to hold part of all of its assets in cash.

    (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

    (4) To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

    The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV
                      PRINCIPAL OFFICE AND RESIDENT AGENT


The post office address of the principal office of the Corporation in the State of Maryland is c/o The Prentice-Hall Corporation System, <#>111 South Calvert</#> <*>11E Chase</*> Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Prentice -Hall Corporation System, <*>Maryland,</*> a Maryland corporation. The post office address of the resident agent is <#>111 South Calvert</#> <*>11E Chase</*> Street, Baltimore, Maryland 21202.


                                   ARTICLE V
                                 CAPITAL STOCK

    (1) The total number of shares of capital stock that the Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares, of the par value of one-tenth of one cent ($.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000), all of which Five Hundred Million (500,000,000) shares are designated Common Stock.

    (2) The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. The holder of a fractional share shall not, however, have the right to receive a certificate evidencing it.


    (3) All persons who shall acquire shares of capital stock in the Corporation shall acquire the same subject to the provisions of <#>these Articles of Incorporation</#> <*>the Charter</*> and the By-Laws of the Corporation.



    (4) No holder of stock of the Corporation by virtue of being such a holder shall have any right to purchase or subscribe for any shares of the Corporation's capital stock or any other security that the Corporation may issue or sell (whether out of the number of shares authorized by <#>these Articles of Incorporation</#> <*>the Charter</*> or out of any shares of the Corporation's capital stock that the Corporation may acquire) other than a right that the Board of Directors in its discretion may determine to grant.


    (5) The Board of Directors shall have authority by resolution to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock.

    (6) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in the Charter.

    <*>(7)</*> <*>On each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each such share standing in such holder's name upon the books of the Corporation regardless of the class thereof, and all shares of all classes shall vote together as a single class; provided, however, that (i) when the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, requires that a class vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class or classes:
(ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more classes, then, subject to (iii) below, the shares of all other classes shall vote as one single class; and (iii) as to any matter, which, in the judgment of the Board of Directors (which shall be conclusive and binding for all purposes), does not affect the interests of a particular class, such class shall not be entitled to any vote and only the holders of shares of the affected class or classes shall be entitled to vote.</*>



    <*>(8)</*> <*>To the extent permitted by law, each holder of shares of the
Corporation's stock shall be entitled to require the Corporation to redeem all or any part of the shares of stock of the Corporation standing in the name of the holder on the books of the Corporation, and all shares of stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of the shares as in effect from time to time as may be determined by or pursuant to the direction of the Board of Directors of the Corporation in accordance with the provisions of Article VI(5)(v), less the amount of any applicable redemption charge, deferred sales charge or other amount imposed by the Board of Directors (to the extent consistent with applicable law), subject to the right of the Board of Directors of the Corporation to suspend the right of redemption or postpone the date of payment of the redemption price in accordance with provisions of applicable law. The Board of Directors may impose a redemption charge, deferred sales charge or other amount on the redemption of such shares of Common Stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective even though the Board may choose not to impose a similar redemption charge, deferred sales charge or other amount on the redemption of other shares of the same class or other classes of Common Stock that are issued after the effective date of these Articles of Amendment and Restatement. The proceeds of the redemption of a share (including a fractional share) of any class of stock of the Corporation shall be reduced by the amount of any redemption charge, deferred sales charge or other amount payable on such redemption pursuant to the terms of issuance of such shares or otherwise imposed by the Board of Directors. Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time, at the Corporation's option, to redeem, in whole or in part, the shares owned by any holder of stock of the Corporation (i) if the value of the shares in the account maintained by the Corporation or its transfer agent for any class of stock for the stockholder is below an amount determined from time to time by the Board of Directors of the Corporation (the "Minimum Account Balance") and (a) the stockholder has been given notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least the Minimum Account Balance before the redemption is effected by the Corporation or (b) the redemption is with respect to fees to be paid by the stockholder to the Corporation for failing to maintain the Minimum Account Balance or (ii) the Board of Directors has otherwise determined that it is in the best interests of the Corporation to redeem the shares. Notwithstanding any other provision of this

Article V(8), if certificates representing the redeemed shares have been issued, the redemption price need not be paid by the Corporation until such certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for such purpose; however, the redemption shall be effective in accordance with the action of the Board of Directors, regardless of whether or not such presentation has been made. Payment of the redemption price shall be made in cash by the Corporation at the time and in the manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist that make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment wholly or partly by securities or other property included in the assets allocable to the class of the shares for which redemption is being sought, the value of which shall be determined as provided by the Board of Directors in accordance with the provisions of
Article VI(5)(v).</*>



    <*>(9)</*> <*>At such times as may be determined by the Board of Directors
(or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.</*>


                                   ARTICLE VI
                               BOARD OF DIRECTORS

    <*>(1)</*> <*>The current number of Directors of the Corporation is six.</*>
This number may be changed pursuant to the By-Laws of the Corporation, but shall at no time be less than the minimum number required under the Maryland General Corporation Law nor more than twelve (12). The names of the <#>persons who shall act as directors of the Corporation until the first annual meeting of shareholders or</#> <*>current directors who shall act</*> until their successors are duly chosen and <#>qualified are as follows:</#> <*>qualify are:</*>



    <#>Martin E. ZweigEdward S. Babbitt, Jr.Joseph A. DiMenna</#> <*>Charles H.
    Brunie</*>



    <*>Elliot S. Jaffe</*>



    <*>Alden C. Olson</*>



    <*>James B. Rogers, Jr.</*>



    <*>Anthony M. Santomero</*>



    <*>Martin E. Zweig</*>

    (2) Beginning with the first annual meeting of shareholders of the Corporation held after the initial public offering of the shares of the Corporation's capital stock (the "first annual meeting"), the Board of Directors of the Corporation shall be divided into three classes: Class I, Class II, and Class III. The term of one class of directors elected at the first annual meeting shall expire each year. At the first annual meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of shareholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of shareholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of shareholders. At each subsequent annual meeting of shareholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when their respective successors are elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes by resolution of the Board of Directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

    (3) Any vacancy occurring in the Board of Directors may be filled by a majority of the directors in office. A new directorship resulting from an increase in the number of directors shall be filled by a majority of the entire Board of Directors.

    (4) A director of the Corporation may be removed from office only by vote of the holders of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Corporation entitled to vote for the election of directors.

    (5) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized:

        (i) To make, alter or repeal the By-Laws of the Corporation, except where such power is reserved by the By-Laws to the shareholders, and except as otherwise required by the Investment Company Act of 1940, as amended.

        (ii) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the shareholders. No shareholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors or of the shareholders.

       (iii) Without the assent or vote of the shareholders, to authorize the issuance from time to time of shares of the stock of any class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

       (iv) Without the assent or vote of the shareholders, to authorize and issue obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

        (v) To establish the basis or method for determining the value of the assets and the amount of the liabilities of the Corporation and the net asset value of each share of the Corporation's capital stock.

       (vi) To determine what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose; to set apart out of any funds of the Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals as it shall determine; to declare dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

       (vii) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be exercised or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, these Articles of Incorporation and the By-Laws of the Corporation.

    (6) Any determination made in good faith, and in accordance with these Articles of Incorporation, if applicable, by or pursuant to the direction of the Board of Directors, with respect to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the proprietary thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which the reserves or charges have been created has been paid or discharged or is then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation, the determination of the net asset value of shares of any class of the Corporation's capital stock, or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation of the Corporation shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts.

                                  ARTICLE VII
                         LIABILITY AND INDEMNIFICATION

    (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

    (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

    (3) No provision of these Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    (4) References to the Maryland General Corporation Law in this Article VII are to the law as from time to time amended. No amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this
Article VII based on any event, omission or proceeding prior to such amendment.

                                  ARTICLE VIII
                              CHANGE OF STRUCTURE

    (1) Notwithstanding any other provision of these Articles of Incorporation, but subject to the exceptions provided in Section (2) of this Article VIII, the conversion of the Corporation from a "closed-end company" to an "open-end company," as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the Investment Company Act of 1940, as amended, shall require the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Corporation; provided, however, that if such action previously has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the By-Laws, in such case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required.


    (2) <#>In the event that, for any fiscal quarter commencing on or after January 1, 1990 -- the shares of the Corporation trade on the principal securities exchange on which they are traded, at an average discount from their set asset value of 10% or more (determined on the basis of the discount as of the end of the last trading day in each week during such quarter), the Board of Directors shall be required to submit to the Corporation's shareholders a proposal to convert the Corporation (the "Conversion Proposal") from a "closed-end company" to an "open-end company," as those terms are defined in

Sections 5(a)(2) and 5(a)(I) of the Investment Company Act of 1940, as amended; provided, however, that the Board of Directors shall not be required to submit to the Corporation's shareholders a Conversion Proposal with respect to a quarter if the Conversion Proposal was submitted to the Corporation's shareholders with respect to the immediately preceding quarter. The Conversion Proposal and amendments to these Articles of Incorporation required to effectuate the Conversion Proposal shall be mailed to the shareholders not more than 60 days after the end of such fiscal quarter (or such later time as may be required in order to comply with any applicable provisions of the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, requisition or order of the Securities and Exchange Commission under those Acts) and the record date for shareholders entitled to vote at the meeting shall be the record date for any distribution made to the holders of the Corporation's common stock with respect to the second month of such quarter, or if there is no distribution made with respect to such second month, the record date for any distribution made to the holders of the Corporation's common stock with respect to such quarter, or such other record date as may be determined by the Corporation's Board of Directors to comply with any applicable provisions of the Maryland General Corporation Law or the Securities and Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, requisition or order of the Securities and Exchange Commission under those Acts.</#> <*>[subsection deleted],</*>



    <#>In the circumstances described in this Section (2) the affirmative vote of a majority of the outstanding shares of capital stock of Corporation entitled to vote thereon shall be required to approve, adopt and authorize the Conversion Proposal and amendments to those Articles of Incorporation required to effectuate the Conversion Proposal.</#>


                                   ARTICLE IX
                                SHAREHOLDER VOTE

    (1) The affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to approve, adopt or authorize any of the following:

        (i) A merger or consolidation or statutory share exchange of the Corporation with or into another corporation;

        (ii) A sale of all or substantially all of the assets of the Corporation (other than in the regular course of the Corporation's investment activities); or

       (iii) A liquidation or dissolution of the Corporation;

unless such action previously has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required.

                                   ARTICLE X
                                   AMENDMENTS

    (1) The Corporation reserves the right from time to time to make any amendment to its Articles of Incorporation, now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in its Articles of Incorporation, of any outstanding stock.

    (2) In addition to the voting requirements imposed by law or by any other provision of these Articles of Incorporation, the provisions set forth in this
Article X, the provisions of Sections (2) and (4) of Article VI, the provisions of Article IX, the provisions of these Articles of Incorporation setting the maximum number of directors at twelve (12), and the provisions of Section
(1) of Article VIII may not be amended, altered or repealed in any respect, nor may any provision inconsistent with this Article X, the provisions of Sections
(2) and (4) of Article VI, the provisions of Article IX, the provision setting the maximum number of directors, or the provisions of Section (1) of
Article VIII be adopted, unless such section is approved by the affirmative vote of at least seventy-five (75%) of the outstanding shares of capital stock of the Corporation entitled to vote thereon."


    <*>SECOND: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Charter currently in effect as herein amended. The current address of the principal office of the Corporation, and the name and address of the Corporation's current resident agent are as set forth in Article IV. The number of directors is currently set at six and their names are as set forth in Article VI(1).</*>



    <*>THIRD: The amendment and restatement of the Charter of the Corporation as hereinabove set forth has been duly approved by the stockholders pursuant to
Section 2-112 of the Maryland General Corporation Law.</*>



    <*>FOURTH: These Articles of Amendment and Restatement shall become
effective on             , 2000 at     {a.m./p.m.} Eastern Time.</*>



    IN WITNESS WHEREOF, <#>the undersigned, being the Incorporator of the Corporation, has adopted and signed these Articles of Incorporation for the purpose of forming the corporation described herein pursuant to the Maryland General Corporation Law and does hereby acknowledge that such adoption and signature are his act.</#> <*>The Zweig Total Return Fund, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, Martin E. Zweig, and witnessed by its Secretary, Nancy J.
Engberg, as of             , 2000. The President acknowledges these Articles of
Amendment and Restatement to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of this amendment and restatement of the Corporation's Charter are true in all material respects and that this statement is made under penalties of perjury.</*>



<#>Dated the 21st day of July, 1998</#>



<*>By:</*>
                                   ---------------------------------------------
                 <#>Stuart B. Panish</#> <*>Martin E. Zweig</*>
                      <#>Incorporator</#> <*>President</*>



<*>Witness:</*>

---------------------------------------------
<*>Secretary</*>


                                                                      3206-PS-00

                    THE ZWEIG TOTAL RETURN FUND, INC.
                     ANNUAL MEETING OF SHAREHOLDERS
                              MAY 22, 2000
             PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

          The undersigned shareholder of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints MARTIN E. ZWEIG and JEFFREY LAZAR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York, on May 22, 2000, at 1:30 P.M., and at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

          WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PARTICULAR MATTER OR MATTERS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS (PROPOSAL 1), FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS (PROPOSAL 2), AGAINST THE ADOPTION OF THE
PROPOSAL TO CONVERT THE FUND TO AN OPEN-END INVESTMENT COMPANY (PROPOSAL 3), AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                   (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

         Please mark boxes / / or /X/ in blue or black ink.

      1. GRANTING / / WITHHOLDING / / authority to vote for the election as directors of both nominees listed below:

         Charles H. Brunie and James B. Rogers, Jr.

      (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

      2. With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 2000. FOR / / AGAINST / / ABSTAIN / /

      3. With respect to the proposal (Proposal 3) pursuant to the Fund's Articles of Incorporation to convert the Fund to an open-end and investment company and to adopt an amendment and restatement of the Articles of Incorporation to effectuate the proposal.
         FOR / / AGAINST / /  ABSTAIN / /

      4. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

      Your Board of Directors recommends that you vote in favor of Proposals 1 and 2, and against Proposal 3.

                             Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                             Dated: _____________________________________, 2000


                             _________________________________________________
                                                 Signature


                             _________________________________________________
                                                 Signature

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

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